PRIVATE ASSET

MANAGEMENT FUNDS

Private Asset

Management Fund

Supplement dated December 13, 2007

To Prospectus dated May 1, 2007

On December 13, 2007, the Board of Trustees of Private Asset Management Funds (the “Trust”) determined, based primarily upon the recommendations of Private Asset Management Inc., the investment adviser to the Private Asset Management Fund (the "Fund"), to close the Fund and provide for its orderly dissolution.  Accordingly, the Trustees have authorized the officers of the Trust to take all appropriate actions necessary for the liquidation of the Fund on or about December 26, 2007.  Upon the date of liquidation, those shareholders remaining in the Fund will have their shares redeemed and the proceeds will be distributed as directed.  Private Asset Management Inc. has contractually agreed to reimburse the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.50% of the Fund’s average daily net assets.  This reimbursement arrangement will continue through the date of liquidation.

As a result of these developments, the Fund is closed to new investors.  While undergoing an orderly liquidation, the Fund will invest in cash and cash equivalents and will not be pursuing its investment objective.

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This supplement and the prospectus dated May 1, 2007 provide the information an investor ought to know and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated

May 1, 2007, which is incorporated herein by reference and can be obtained without charge by calling 1-800-663-4851.